EMPLOYMENT AGREEMENT


The Effective Date of this Agreement:    FEBRUARY 16, 2006

This Agreement is by and between         GRIDLINE COMMUNICATIONS CORP. (COMPANY)
a Delaware Corporation located at        14090 Southwest Freeway, Suite 300
                                         Sugarland, TX 77478

AND                                      Kyo Young Jin, (EMPLOYEE)
an individual residing at                2124 Bent Horn Drive
                                         Plano, Texas 75025

PURPOSE OF THIS AGREEMENT

     a. The Employee has acquired outstanding and special skills and abilities and an extensive background in and knowledge of delivery of technology and communication services, Employee management, and Administration.

     b. The Company desires the services of the Employee, and is therefore willing to engage his services on the terms and conditions stated below.

     c. The Employee desires to be employed by the Company and is willing to do so on those terms and conditions.

Now, therefore, in consideration of the above recitals and of the mutual promises and conditions in this Agreement, it is agreed as follows:

1.   EMPLOYEE'S DUTIES & AUTHORITY

     a. Gridline shall employ the Employee as VICE PRESIDENT, RESEARCH AND DEVELOPMENT effective February 16, 2006. At all times, the Employee shall serve under the direction of the President, COO/CTO or Employee Vice President, CDO and shall perform such services as may from time to time be prescribed, and per the policies and procedures as may be described in Gridline Communications Corporate Employee Policy Manual, whenever such a manual is made available.

2.   OTHER BUSINESS ACTIVITIES

During his employment, Employee shall such devote such time, interest and effort as is reasonably required for the discharge of his duties and responsibilities hereunder.

3.   NON-COMPETITION DURING EMPLOYMENT

During the employment term, the Employee shall not, in any fashion participate or engage in any activity or other business competitive with the Company's business unless such activity has been previously disclosed to and approved by the Company in writing. In addition, the Employee, while employed, shall not take any action without the Company's prior written consent to establish, form, or become employed by a competing business on termination of employment by the Company. The Employee's failure to comply with the provisions of the preceding sentence

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shall give the Company the right (in addition to all other  remedies the Company may have) to terminate any benefits or compensation that the Employee may be otherwise entitled to following termination of this Agreement.

4.   TERM OF EMPLOYMENT

The Employee shall be employed in full time capacity for a period of four (4) years, effective February 16, 2006. At all times, the Employee shall perform such services as may from time to time be prescribed, and per the policies and procedures as may be described in Gridline Communications Corporate Employee Policy Manual, whenever such a manual is made available..

5.   PLACE OF EMPLOYMENT

During the employment term the Employee shall perform the services required at the Company's offices, located in Albuquerque, New Mexico, and/or from any other location deemed feasible and appropriate for the performance of his duty. The Employee acknowledges that the Company may from time to time or frequently, require the Employee to travel temporarily to other locations (domestically or internationally) to seek out, confer with, or provide service to customers of the Company, and such other purposes in the interest of the Company as determined from time to time by the President.

6.   SALARY

     a. The company shall pay a basic salary to the Employee at the rate of $7,500 per month, payable in equal semi-monthly installments.

     b. The basic salary payable to the Employee shall be subject to review for performance, and if performance is deemed satisfactory, basic salary may be at a minimum increased annually (subject to the availability of funds), by a performance based adjustment, and/or an inflation based adjustment, utilizing traditional salary structures for equivalent positions within the Company's industry and the Consumer Price Index as reported in The Wall Street Journal or a nationally recognized newspaper.

     c. Employee shall be eligible to earn an annual Performance Bonus in an amount up to 25% of the annual base salary. Such bonus shall be weighted 50% on corporate performance and 50% on personal performance. The bonus program and evaluation process shall be clearly defined in a separate Annual Bonus Program document to be available no later than the end of the current quarter.

7.   STOCK OPTIONS

Immediately effective on your start date, you will be granted an option to purchase 500,000 of the Company's 144 Restricted Shares (the "Option") at Par ($0.0001). The Option will be valid for a period of 30 days from your Start Date.

     You shall  additionally  be eligible to participate in any Company  adopted
Employee  Incentive  Stock  Option  Agreement.   Such  participation   shall  be
determined by the Company's Board of Directors and appropriate committees.

8.   ADDITIONAL BENEFITS

     a. The Company shall provide health and term life insurance at no cost to the Employee. Such health and life Insurance shall be at least equal to that provided to other Employees of the Company.

     b. The Company shall pay a lump sum of three (3) months severance payments to the Employee (at his then current salary) if his employment is terminated without cause by the Company within the first twenty-four (24) months of this Agreement. The Company shall pay a lump sum of six (6) months severance payments to the Employee (at his then current salary) if his employment is terminated without cause by the Company after twenty-four (24) months of this Agreement.

9.   EXPENSES

The Company shall reimburse the Employee for reasonable expenses incurred in connection with the Employee's performance of his duties including travel expenses, food, and lodging while away from home.

10.  EMPLOYEE'S RIGHT OF OWNERSHIP

All inventions conceived or developed by the Employee during the term of this Agreement shall remain the property of the Company.

11.  INDEMNIFICATION BY COMPANY

The Company shall, to the maximum extent permitted by law, indemnify and hold the Employee harmless against, and shall purchase indemnity insurance, if available, and pending the availability of funds, on behalf of the Employee in the amount of $1,000,000 for expenses, including reasonable attorney fees, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the Employee's employment by the Company. The Company shall advance to the Employee any expense incurred in defending any such proceeding to the maximum extent permitted by law.

Further, the Company will acquire and maintain the appropriate Directors and Officers insurance at the Company's expense.

12.  TERMINATION OF EMPLOYMENT

The Company and Employee agree that Employee's employment hereunder may be terminated by the Employee resigning or by the Company's declaration of termination with or without "Cause" at any time, subject to the terms of this
Section 12. Such termination shall be effective upon delivery of written notice from the acting party to the other of its election to terminate employment pursuant to this Section 12.

     a. Definition of "Cause". When used in connection with the termination of employment with the Company, "Cause" shall mean: (i) Employee's material breach of his obligations under this Agreement; (ii) the Employee's failure to adhere to any written Company policy after the Employee has been given a reasonable opportunity to comply with such policy or cure his failure to comply; (iii) the conviction of, or the indictment for (or its procedural equivalent), or the entering of a guilty plea or plea of no contest with respect to, a felony, the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment;
(iv) the commission by the Employee of an act of fraud upon the Company or any of its affiliates; (v) the misappropriation (or attempted misappropriation) of any funds or property of the Company or any of its affiliates by the Employee;
(vi) the failure by the Employee to perform duties assigned to him after reasonable notice and opportunity to cure such performance; (vii) the engagement by the Employee in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (viii) the engagement by the Employee, without the written approval of the Board of Directors, in any activity that competes with the business of the Company or any of its affiliates or that would result in a material injury to the Company or any of its affiliates; (ix) the engagement by the Employee in any activity that would constitute a material violation of the provisions of the Company's Insider Trading Policy or Business Ethics Policy, if any, then in effect, or (x) the failure by the Employee to sign any lock-up letters, standstill agreements, or other similar documentation required by an underwriter in connection with a public offering of securities by the Company or to take other actions reasonably related thereto as requested by the Board of Directors.

     b. Termination for Cause or Resignation. If the Company terminates the Employee's employment for Cause or the Employee voluntarily resigns, the Company shall pay the Employee's base salary earned through the date of termination, but all rights to any other compensation or benefits arising hereunder, shall be canceled and terminated in all respects concurrently with such termination of employment; provided that the Employee may elect to continue to participate, at Employee's own expense, in such health insurance and other benefits as to which the opportunity for continuing participation is mandated by applicable law. Employee may terminate employment under this Agreement at any time by giving the Company 30 days' prior written notice of his intention to terminate employment.

     c. Termination Without Cause. In the event that the Employee's employment is terminated by the Company without Cause, subject to the terms of this Agreement, the Company will pay to the Employee that amount as defined in
Section 8. b. above together with any earned and unpaid compensation and accrued vacation time prior to termination, in periodic payments in accordance with the Company's customary payroll practices, and (ii) the stock options granted to the Employee pursuant to Section 7 hereof shall immediately vest. If the Employee is terminated by the Company without Cause, the Company shall also continue to provide benefits, in the kind and amounts provided to its employees generally, for the same period as is specified in Section 8.b. above, following the date of termination, including continuation of any Company-paid benefits provided pursuant hereto, for the Employee and Employee's spouse, but will be subject to immediate termination to the extent Employee receives benefits under another similar benefit plan; provided that the Employee may elect to continue to participate, at Employee's own expense, in such health insurance and other benefits as to which the opportunity for continuing participation is mandated by applicable law.

     d. Termination Upon Death; Disability. If the Employee becomes disabled because of sickness, physical or mental disability, or any other reason, so that it reasonably appears that he will be unable to complete his duties under this Agreement, the Company shall have the option to immediately terminate this Agreement by giving written notice of termination to the Employee. Such termination shall be without prejudice to any right or remedy to which the Company may be entitled either at law, in equity, or under this Agreement. If the Company terminates this Agreement as provided in this paragraph, the Company will pay the Employee as severance pay an amount equal to three months of Employee's then current base salary plus a portion of the Employee's cash bonus, proportional to the number of months of Employee's employment with the Company during the calendar year in which termination occurs. If Employee should die during the term of this Agreement, Employee's employment will terminate immediately and the Company will pay the Employee's estate an amount equal to three months compensation at Employee's then current base salary.

     e. Termination or Assignment on Merger. In the event of a merger where the Company is not the surviving entity, or of a sale of all or substantially all of the Company's assets, the Company may, at its sole option (1) assign this Agreement and all rights and obligations under it to any business entity that succeeds to all or substantially all of the Company's business through that merger or sale of assets, or (2) on at least 30 days' prior written notice to the Employee, terminate this Agreement effective on the date of the merger or sale of assets with the immediate payments of all compensation due under this contract without regard to vesting, or length of employment, or additional performance of duties. This paragraph does not preclude other compensation arrangements that may be negotiated with respect to such change of ownership.

13.  NON-DISCLOSURE AFTER TERMINATION

Because of his employment by the Company, the Employee will have access to trade secrets and confidential information about the Company, its products, its customers, and its methods of doing business. In consideration of his access to this information, the Employee agrees that for a period of not less than two years after termination of his employment, he will not disclose such trade secrets or confidential information.

14.  DISPUTE MEDIATION; JURISDICTION AND VENUE; INJUNCTIVE RELIEF; CHOICE OF LAW

     a. Should any dispute arise regarding any matter related to Employee's employment or the termination of such employment, including without limitation the performance of or interpretation of this Agreement or any of its terms, and prior to the institution of any legal proceeding, the parties shall first submit the dispute to a one day session of voluntary, nonbinding mediation (non-minitrial), in which the parties will participate in good faith, pursuant to the dispute resolution rules of the Texas Civil Practice and Remedies Code. The mediation shall be conducted in Houston, Texas. In the event the parties are unable to agree on a single mediator, then each party shall select a mediator and such mediators will conduct a joint mediation. Each party shall bear one-half of the cost of a single mediator and, in the event of a joint mediation, each party shall bear the cost of the mediator selected by that party.

     b. Exclusive venue for any dispute between any of the parties hereto or any claim by a party against another party arising out of or relating to this Agreement or relating to any alleged breach thereof shall be the courts of competent jurisdiction situated in Harris County, Texas.

     c. Employee understands and agrees that the Company shall suffer irreparable harm in the event that Employee breaches any of Employee's obligations under this Agreement and that monetary damages shall be inadequate to compensate the Company for such breach. Accordingly, Employee agrees that, in the event of a breach or threatened breach by Employee of any of the provisions of this Agreement, the Company, in addition to and not in limitation of any other rights, remedies or damages available to the Company at law or in equity, shall be entitled to a temporary restraining order, preliminary injunction and permanent injunction in order to prevent or to restrain any such breach by Employee, or by any or all of Employee's partners, co-venturers, employers, employees, servants, agents, representatives and any and all persons directly or indirectly acting for, on behalf of or with Employee.

     d. THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY LAW, RULE OR PRINCIPLE WHICH MIGHT REFER TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION, WILL GOVERN THE INTERPRETATION, VALIDITY AND EFFECT OF THIS AGREEMENT WITHOUT REGARD TO THE PLACE OF EXECUTION OR THE PLACE FOR PERFORMANCE THEREOF.

15.  ENTIRE AGREEMENT

This Agreement contains the entire Agreement between the parties and supersedes all prior oral and written Agreements, understandings, commitments, and practices between the parties. No amendments to this Agreement may be made except by a writing signed by both parties.

16.  NOTICES

Any notice to the Company required or permitted under this Agreement shall be given in writing to the Company, either by personal service or by registered or certified mail, postage prepaid, addressed to the President at its then principal place of business. Any such notice to the Employee shall be given in a like manner and, if mailed, shall be addressed to the Employee at his home address then shown in the Company's files. For the purpose of determining compliance with any time limit in this Agreement, a notice shall be deemed to have been duly given (1) on the date of service, if served personally on the party to whom notice is to be given, or (2) on the second business day after mailing, if mailed to the party to whom the notice is to be given in the manner provided in this section.

17.  SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

UNDERSTOOD, AGREED & APPROVED
Executed by the parties as of the Effective Date first written above.


Company: Gridline Communications Corp.            Employee: Ky Young Jin




       /s/ Terry Dillon                               /s/ Ky Young Jin
--------------------------------------            ------------------------------
By                                                      Employee Signature
          President, COO/CTO
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